Exhibit 99.1

         CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
               AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer and Chief Financial Officer of Ambassador Food Services Corporation (the Company), does hereby certify that:

     1. The Company's Quarterly Report on Form 10-QSB for the quarter ended February 27, 2003 fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Company's Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 10, 2003

/s/ Robert A. Laudicina
-----------------------
Robert A. Laudicina PhD
Chief Executive Officer
and Chief Financial Officer